SCHEDULE FOR COMPUTING TOTAL RETURN

                             PERSONAL BALANCED DIVISION

                  The hypothetical average annual total return quotations for 1 and 5 years ending on December 31, 1995 and from December 18, 1987 (hypothetical inception of the Division) to December 31, 1995 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1 + T)n = ERV

Where:            P        =        a hypothetical initial payment of $1000

                  T        =        average annual total return

                  n        =        number of years

                  ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

                  The above  calculation  includes all  recurring  fees that are
                  charged  to  all  contractowner   accounts  and  a  contingent
                  deferred sales charge subtracted form the ending value.

                  The Division's average annual total returns for the 1 and 5 years ending December 31, 1995 and period December 18, 1987 to December 31, 1995 are calculated as follows:

1 YEAR

                  1000(1 + T)1 = 1,177.10

Solve for T

                  T = 17.71%

5 YEAR

                  1000(1 + T)5 = 1,906.91

Solve for T

                  T = 13.78%


Period of December 18, 1987 -
December 31, 1995

                  1000(1 + T)2935/365 = 2,272.86

Solve for T

                  T = 10.75%

                       SCHEDULE FOR COMPUTING TOTAL RETURN

                                PERSONAL BOND DIVISION

The hypothetical average annual total return quotations for 1 and 5 years ending on December 31, 1995 and from December 18, 1987 (hypothetical inception of the Division) to December 31, 1995 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1 + T)n = ERV

Where:            P        =        a hypothetical initial payment of $1000

                  T        =        average annual total return

                  n        =        number of years

                  ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

                  The above  calculation  includes all  recurring  fees that are
                  charged  to  all  contractowner   accounts  and  a  contingent
                  deferred sales charge subtracted form the ending value.

                  The Division's average annual total returns for the 1 and 5 years ending December 31, 1995 and period December 18, 1987 to December 31, 1995 are calculated as follows:

1 YEAR

                  1000(1 + T)1 = 1154.30

Solve for T

                  T = 15.43%

5 YEAR

                  1000(1 + T)5 = 1154.30

Solve for T

                  T = 9.43%

Period of December 18, 1987 -
December 31, 1995

                  1000(1 + T)2935/365 = 2027.83

Solver for T

                  T = 9.19%

                       SCHEDULE FOR COMPUTING TOTAL RETURN
                      PERSONAL CAPITAL ACCUMULATION DIVISION

The hypothetical average annual total return quotations for 1 5 and 10 years ending on December 31, 1995 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1 + T)n = ERV

Where:            P        =        a hypothetical initial payment of $1000

                  T        =        average annual total return

                  n        =        number of years

                  ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

                  The above  calculation  includes all  recurring  fees that are
                  charged  to  all  contractowner   accounts  and  a  contingent
                  deferred sales charge subtracted form the ending value.

                  The Division's average annual total returns for the 1, 5 and 10 years ending December 31, 1995 are calculated as follows:

1 YEAR

                  1000(1 + T)1 = 1246.30

Solve for T

                  T = 24.63%

5 YEAR

                  1000 (1 + T)5 = 2015.73

Solve for T

                  T = 15.05%

10 YEAR

                  1000 (1 + T)10 = 2885.80

Solve for T

                  T = 11.18%

                       SCHEDULE FOR COMPUTING TOTAL RETURN

                        PERSONAL EMERGING GROWTH DIVISION

The hypothetical average annual total return quotations for 1 and 5 years ending on December 31, 1995 and from December 18, 1987 (hypothetical inception of the Division) to December 31, 1995 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1 + T)n = ERV

Where:            P        =        a hypothetical initial payment of $1000

                  T        =        average annual total return

                  n        =        number of years

                  ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

                  The above  calculation  includes all  recurring  fees that are
                  charged  to  all  contractowner   accounts  and  a  contingent
                  deferred sales charge subtracted form the ending value.

                  The Division's average annual total returns for the 1 and 5 years ending December 31, 1995 and period December 18, 1987 to December 31, 1995 are calculated as follows:

1 YEAR

                  1000(1 + T)1 = 1,218.90

Solve for T

                  T = 21.89%

5 YEAR

                  1000(1 + T)5 = 2,544.81

Solve for T

                  T = 20.54%

Period of December 18, 1987 -
December 31, 1995

                  1000(1 + T)2935/365 = 3,293.90

Solve for T

                  T = 15.98%

                       SCHEDULE FOR COMPUTING TOTAL RETURN

                       PERSONAL GOVERNMENT SECURITIES DIVISION

The hypothetical average annual total return quotations for 1 and 5 years ending on December 31, 1995 and from April 9, 1987 (hypothetical inception of the Division) to December 31, 1995 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1 + T)n = ERV

Where:            P        =        a hypothetical initial payment of $1000

                  T        =        average annual total return

                  n        =        number of years

                  ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

                  The above  calculation  includes all  recurring  fees that are
                  charged  to  all  contractowner   accounts  and  a  contingent
                  deferred sales charge subtracted form the ending value.

                  The Division's average annual total returns for the 1 and 5 years ending December 31, 1995 and period December 18, 1987 to December 31, 1995 are calculated as follows:

1 YEAR

                  1000(1 + T)1 = 1,125.00

Solve for T

                  T = 12.50%

5 YEAR

                  1000(1 + T)5 = 1,450.38

Solve for T

                  T = 7.72%

Period of April 9, 1987 -
December 31, 1995

                  1000(1 + T)3188/365 = 1966.47

Solve for T

                  T = 8.05%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                            PERSONAL GROWTH DIVISION

The hypothetical average annual total return quotations for 1 and 5 years ending on December 31, 1995 and from May 2, 1994 (hypothetical inception of the Division) to December 31, 1995 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1 + T)n = ERV

Where:            P        =        a hypothetical initial payment of $1000

                  T        =        average annual total return

                  n        =        number of years

                  ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

                  The above  calculation  includes all  recurring  fees that are
                  charged  to  all  contractowner   accounts  and  a  contingent
                  deferred sales charge subtracted form the ending value.

                  The Division's average annual total returns for the 1 and 5 years ending December 31, 1995 and period May 2, 1994 to December 31, 1995 are calculated as follows:

1 YEAR

                  1000(1 + T)1 = 1,186.90

Solve for T

                  T = 18.69%

Period of May 2, 1994 -
December 31, 1995

                  1000(1 + T)608/365 = 1,243.37

Solve for T

                  T = 13.97%

                       SCHEDULE FOR COMPUTING TOTAL RETURN

                            PERSONAL MONEY MARKET DIVISION

The hypothetical average annual total return quotations for 1, 5 and 10 years ending on December 31, 1995 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1 + T)n = ERV

Where:            P        =        a hypothetical initial payment of $1000

                  T        =        average annual total return

                  n        =        number of years

                  ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

                  The above  calculation  includes all  recurring  fees that are
                  charged  to  all  contractowner   accounts  and  a  contingent
                  deferred sales charge subtracted form the ending value.

                  The Division's average annual total returns for the 1, 5 and 10 years ending December 31, 1995 are calculated as follows:

1 YEAR

                  1000(1 + T)1 = 997.40

Solve for T

                  T = -0.26%

5 YEAR

                  1000(1 = T)5 = 1,146.39

Solve for T

                  T = 2.77%

10 YEAR

                  1000(1 + T)10 = 1,579.93

Solve for T

                  T = 4.68%

                      SCHEDULE FOR COMPUTING TOTAL RETURN
                            PERSONAL WORLD DIVISION

The hypothetical average annual total return quotations for 1 and 5 years ending on December 31, 1995 and from May 2, 1994 (hypothetical inception of the Division) to December 31, 1995 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1 + T)n = ERV

Where:            P        =        a hypothetical initial payment of $1000

                  T        =        average annual total return

                  n        =        number of years

                  ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

                  The above  calculation  includes all  recurring  fees that are
                  charged  to  all  contractowner   accounts  and  a  contingent
                  deferred sales charge subtracted form the ending value.

                  The Division's average annual total returns for the 1 and 5 years ending December 31, 1995 and period May 2, 1994 to December 31, 1995 are calculated as follows:

1 YEAR

                  1000(1 + T)1 = 1,078.70

Solve for T

                  T = 7.87%

Period of May 2, 1994 -
December 31, 1995

                  1000(1 + T)608/365 = 1,034.55

Solve for T

                  T = 2.06%